Streaming transactions	12 Months Ended
Dec. 31, 2018
Streaming transactions
Streaming transactions

7.  Streaming transactions

Cobalt streaming

In June 2018, the Company entered into two different agreements, one with Wheaton Precious Metals Corp (“Wheaton”) and the other with Cobalt 27 Capital Corp. (“Cobalt 27”), to sell a stream equivalent to 75% of the cobalt extracted as a by-product from the Voisey’s Bay mine, in Canada, starting on January 1, 2021. Furthermore, the Company restarted the Voisey’s Bay underground mine expansion project, which is going to increase the expected useful life of Voisey’s Bay mine from 2023 to 2034. The first year of underground production is expected to be 2021, when the current operations on the open pit mine begin to ramp down.

Upon completion of the transaction, the Company received an upfront payment of US$690 in cash, US$390 from Wheaton and US$300 from Cobalt 27, which has been recorded as other non-current liabilities. Vale will receive additional payments of 20%, on average, of the market reference price for cobalt, for each pound of finished cobalt delivered.

Thus, from January 1, 2021 onwards, Wheaton and Cobalt 27 will be entitled to receive 42.4% and 32.6%, respectively, of cobalt equivalent to the production from the Voisey's Bay mine, while Vale remains exposed to approximately 40% of the cobalt economic exposure, as Vale retains the rights to 25% of the future cobalt production and will receive 20% additional payments for the cobalt stream. The estimated result of the sale of the mineral rights is not expected to be significant and it will be accounted for once certain production thresholds have been met at Voisey’s Bay mine.

Gold streaming

In August 2016, the Company made an amended to the gold transaction entered into to 2013 with Wheaton Precious Metals Corp (“Wheaton”) to include in each contract an additional 25% of the gold extracted as by-product over a lifetime of the Salobo copper mine. Hence, Wheaton holds the rights to 75% of the contained gold in the copper concentrated from the Salobo mine and 70% of the gold extracted as a by-product of the Sudbury nickel mines.

The transactions were bifurcated into two identifiable components (i) the sale of the mineral rights recognized in the income statement under “Other operating income (expenses), net” and, (ii) the deferred revenue (liability) related to the services for gold extraction on the portion in which Vale operates as an agent for Wheaton gold extraction.

The Company recognized US$150 in the income statement for the year ended December 31, 2016, related to the sale of mineral rights from the additional transaction in August 2016.

Critical accounting estimates and judgments

Defining the gain on sale of mineral interest and the deferred revenue portion of the gold transaction requires the use of critical accounting estimates as follows:

•	Discount rates used to measure the present value of future inflows and outflows;
•	Allocation of costs between nickel or copper and gold based on relative prices;
•	Expected margin for the independent elements (sale of mineral rights and service for gold extraction) based on Company’s best estimate.